EXHIBIT 10.1

                             STOCK OPTION AGREEMENT



     This Agreement is dated as of (date) into by and between Westwood One, Inc. ("Westwood" or "Company") and (FirstName) (LastName) ("Participant"). Reference is made to the Company's 1999 Stock Incentive Plan, as amended (the "Plan"). Pursuant to the Plan, the Company grants a Non-Qualified Stock Option or an Incentive Stock Option to purchase shares of the Common Stock, $.01 par value per share, of the Company ("Common Stock") as set forth below. A summary is set forth in the attached Exhibit "A" which is incorporated by this reference.

     The parties agree to the following terms and conditions:

1. Definitions. Unless otherwise defined in this Agreement, terms used in this Agreement will have the meanings as set forth in the Plan.

2. Grant of Stock Option. The Company grants to Participant a Stock Option of the type set forth in Exhibit "A" to purchase all or part of (number) shares of Common Stock at the price of $ per share subject to the terms and conditions of the Plan. The number of shares subject to such Stock Option and the price per share are subject to adjustment in certain events as provided in the Plan.

3.   Term of Stock Option.

     A. Unless otherwise terminated pursuant to this Agreement or the Plan, each Non-Qualified Stock Option will expire at such time as the Plan Administrator determines, as set forth in Exhibit "A". However, expiration will not occur later than ten years from the date of grant.

     B. Each Incentive Stock Option will expire at such time as the Plan Administrator determines as set forth in Exhibit "A", but not later than five years from the date of grant or the Participant's Normal Retirement Date, if earlier.

4. Exercisability of Stock Option. After completion of any required period of employment or association, the Stock Option may be exercised, in whole or in part, at any time or from time to time during the balance of the term of the Stock Option pursuant to the exercisability schedule set forth in Exhibit "A", subject to Paragraph 11 hereof. The minimum number of shares of Common Stock for which this Stock Option may be exercisable at any one time is one hundred (100), unless the number of shares exercisable thereunder is less than one hundred (100). The Stock Option may only be exercised by the Participant (or by his or her guardian or legal representative), except as provided in Subparagraph 6.A. hereof in the case of the Participant's death.

5. Manner of Exercise. This Stock Option may be exercised in whole or in part, by delivering to the Company a Notice of Exercise identical to Exhibit "B" attached to this Agreement stating the number of shares with respect to which the Stock Option is being exercised. The Company will have no obligation upon exercise of any Stock Option, until payment has been received by the Company for all sums due with respect to such exercise, including the Participant's federal and state income taxes. Shares of Common Stock purchased upon the exercise of this Stock Option must be paid for in full by one or a combination of the following methods: I) by certified or cashier's check payable to the order of the Company, or ii) in shares of Common Stock which have been held by Participant for a period of at least six (6) calendar months preceding the date of surrender and which have a Fair Market Value equal to the Exercise Price, or in a combination of shares and a certified or cashier's check payable to the order of the Company and such shares.

6.   Termination of Service.

     A. Except as provided in this Paragraph 6, no Stock Option may be exercised unless the Participant is then a Director or employee of the Company or any Parent or Subsidiary, or rendering services as a consultant to the Company or any Parent or Subsidiary, and has remained continuously so employed since the Date of Grant. If the employment or services of a Participant are terminated other than by reason of death or disability ( a "Special Terminating Event"), all Stock Options previously granted to the Rights holder which are exercisable at the time of such termination may be exercised for the period ending three (3) months after such termination, or such shorter period as may be provided in Exhibit "A". However, the Stock Option may not be exercised following the date of its expiration. Nothing in this Stock Option Agreement confers upon an employee any right to continue in the employ of the Company or any Parent or Subsidiary.

     B. If a Special Terminating Event occurs, all Stock Options previously granted to the Participant which are exercisable at the time that such event occurs may, unless earlier terminated in accordance with their terms, be exercised by the Participant or by his or her estate or by a person who acquired the right to exercise such Stock Option by bequest or inheritance or otherwise by reason of the death or disability of the Participant, at any time within one (1) year after the date of the Special Terminating Event.

7. Assignment or Transfer. This Stock Option is not: (I) assignable or subject to any encumbrance, pledge or charge of any nature, whether by operation of law or otherwise; (ii) subject to execution, attachment or any legal or quasi-legal process similar to execution or attachment; or (iii) transferable other than by (x) will or by the laws of descent and distribution, or (y) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended or Title I of ERISA, or rules thereunder.

8. No Rights as Shareholder. The Participant, and any beneficiary or other person claiming under or through him or her, will not have any right, title or interest in or to any shares of Common Stock allocated or reserved for the Plan or subject to this Stock Option except as to such shares of Common Stock, if any, as have been previously sold, issued or transferred to him or her.

9. Modification and Termination. The rights of the Participant are subject to modification and termination in certain events as provided in the Plan. The Participant acknowledges receipt of a copy of the Plan by signing and returning a copy of this Agreement to the Company. However, no amendment or discontinuance of the Plan will adversely affect this Stock Option, except with the consent of the Participant. No modification of this Agreement may be made other than in a writing signed by the Company and the Participant.

10. Investment Representation. An investment representation is required in the event Company does not have in effect, at the time this Stock Option is exercised, a prospectus and a registration statement relating to the shares issuable upon exercise of this Stock Option pursuant to the requirements of the Securities Act of 1934, as amended and the Securities laws of the Participant's state of residence. In such event, Participant hereby represents and agrees that Participant will acquire the shares upon exercise of this Stock Option for investment and not with a view to sale or resale and will comply with all applicable laws with regard to resale, including, but not limited to, Rule 144(d) promulgated by the United States Securities and Exchange Commission. If the Participant is a California resident, Participant also agrees to comply with the requirements of the California Corporate Securities Law of 1968.

11. Six (6) Month Holding Period. A Participant is prohibited from selling or otherwise disposing of shares of Common Stock received upon the exercise of this Stock Option within six (6) months from the date the Stock Option is granted.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement.



WESTWOOD ONE, INC.                            PARTICIPANT


By:                                           By:
      --------------------------                    ---------------------------
      (Signature)                                   (Signature)


Name:                                         Name:
      ----------------------------                  ---------------------------
      (Type or print)                               (Type or print)


Title:                                        Title:
      ----------------------------                  ---------------------------


Date:                                         Date:
      ----------------------------                  ---------------------------

THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT HE OR SHE HAS RECEIVED A COPY OF THE PLAN.


                                             By:
                                                  -----------------------------
                                                  Participant

                                             Date:
                                                  -----------------------------

                                   EXHIBIT "A"


1. Participant:                               (FirstName)(Last Name)
                                              ---------------------------------


2. No. of shares of Common Stock              (number)
   subject to the Stock Option Granted:       ---------------------------------


3:   Exercise Price:                          ---------------------------------


4.   Type of Option Granted                   Non-Qualified
     (Incentive/Non-Qualified):               ---------------------------------


5.   Date of Grant:                           ---------------------------------


6.   Minimum Period of Employment Prior to
     Exercise (if immediately exercisable,    One (1) year from date of grant
     insert "none"):                          ---------------------------------


7.   Exercisability Schedule:                 20% per year from date of grant
                                              ---------------------------------

8.   Expiration Date:                         ---------------------------------

                                   EXHIBIT "B"

                               NOTICE OF EXERCISE
                 (To be signed only upon exercise of the Option)

TO:      Westwood One, Inc.  ("Westwood" or "Company")

The undersigned, the holder of a Stock Option to purchase shares of the Company's Common Stock pursuant to the enclosed Stock Option Agreement dated , hereby irrevocably elects to exercise the purchase rights represented by the Stock Option and to purchase thereunder ______________*shares of Common Stock and herewith encloses a certified or cashier's check in the amount of $ and/or shares of the Company's Common Stock in full payment of the exercise price and all federal and state income taxes required to be paid in connection with the purchase of such shares.

Dated:                      ,
      ----------------------



                                   By:
                                       ----------------------------------------
                                       (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Option).


                                   Name:
                                        ---------------------------------------
                                                    (Print or Type)

                                        ---------------------------------------

                                        ---------------------------------------
                                                        (Address)

                                        ---------------------------------------
                                                (Social Security Number)